UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 22, 2003



                             DOGS INTERNATIONAL
              (Exact name of registrant as specified in charter)


      Nevada                     333-84568                   90-0006843
      (State of other           (Commission            (I.R.S. Employer
      jurisdiction of           File Number)     Identification Number)
      incorporation or
      organization)

      408 South Daytona
      Flagler Beach, FL                                           32136
      (Address of Principal                                  (Zip Code)
      Executive Office)

                               (386) 439-4006
              (Registrant's Executive Office Telephone Number)

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ITEM 5.   OTHER EVENTS

Preferred Stock Issuance

     On July 22, 2003, the Registrant issued 28,834 shares of its Series A Convertible Preferred Stock ("A Preferred") to Ms. Rosemary Williams, the current president and chairman of the Registrant.

     The issuance of the shares was a result of the receipt of the appraisal of the Bed & Biscuit InnT facility in Flagler Beach, Florida purchased by the Registrant on May 7, 2003. The Registrant was required to issue shares of A Preferred based on this final appraisal.

     On July 18, 2003, the Registrant received the final appraisal on the property, which valued the real property, excluding any personal property purchased in the original acquisition, at $396,700. Since the appraised value was lower than the minimum value of $500,000 agreed upon between the Registrant and the seller of the property, Rosemary Williams, the minimum value was used to compute the number of shares of A Preferred to be issued to Ms. Williams. The formula used to determine how many shares of A Preferred to be issued was as follows:

                          APP.V - (AL + N) / 6 = PS

     Where: APP.V is the $500,000 minimum value of the property;
            AL is the Assumed Loan of $130,000;
            N is the Note payable to Ms. Williams in the amount of $200,000; and
            PS is the number of Series A Preferred shares to be issued.

                   500,000 - (130,000 + 200,000) / 6 = PS
                         500,000 - 330,000 / 6 = PS
                              170,000 / 6 = PS
                               28,833.33 = PS

     Using the formula above resulted in the issuance of the 28,834 Series A Preferred shares to Ms. Williams (partial shares are rounded up to the next whole share).

      The rights and preferences of the preferred stock are set forth in Exhibit "D" of the Acquisition Contract filed in the Form 8-K filed on April 9, 2003.

New Executive Office

     Effective July 1, 2003, the Registrant executed a one year lease for new office space located at 408 S. Daytona, Flagler Beach, Florida 32136. The office space is approximately 2,000 sq.ft. and monthly payments are $1200. A copy of the lease is attached hereto as an Exhibit.

      Rosemary Williams, president and chairman of the Registrant, owns the building that the office space is located in. The Registrant evaluated pricing on other available office space in Flagler Beach and found that the price per square foot being paid to Ms. Williams is very competitive.

ITEM 7.   FINANCIAL STATEMENTS

     Historical financial statements for the Bed & Biscuit InnT facility in Flagler Beach, Florida were due to be filed by amendment to the Form 8-K filed on May 22, 2003, however, due to the timing of the appraisal and other factors beyond the control of the Registrant audited financial statements for the Bed & Biscuit InnT facility are not available at this time. The Registrant shall file the financial statements by amendment to the Form 8-K filed on May 22, 2003 as soon as they are available.

EXHIBITS

10   Commercial Office Lease dated July 1, 2003

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              DOGS INTERNATIONAL

                              By: /s/ Rosemary Williams
                                  Rosemary Williams, President


Date: July 23, 2003